SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549





                          FORM 8-K

                       CURRENT REPORT





 Pursuant to Section 13 or 15(d) of the Securities Exchange
                         Act of 1934

 Date of Report (Date of earliest event reported): December 8, 1994





         NEW ENGLAND TELEPHONE AND TELEGRAPH COMPANY





A New York       Commission File   I.R.S. Employer Identification
Corporation      Number 1-1150     No. 04-1664340





        125 High Street, Boston, Massachusetts  02110

               Telephone Number (617) 743-9800




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Form 8-K              New England Telephone and Telegraph Company
December 8, 1994


Item 5.   Other Events

          As previously reported (see New England
          Telephone and Telegraph Company's ("New England
          Telephone") Annual Report on Form 10-K for the year ended December 31, 1993), on November 15,
          1993, NYNEX Corporation ("NYNEX") and
          New England Telephone filed suit in the United
          States District Court for the District of Maine seeking an order declaring that section 533(b) of the Cable Communications Policy Act of 1984 is unconstitutional and permanently enjoining the United States from enforcing section 533(b) against NYNEX. Section 533(b) prohibits NYNEX from providing video programming to subscribers in areas where New England Telephone or New York
          Telephone Company provide service.  On December
          8, 1994, the court issued an opinion and order declaring that section 533(b) is unconstitutional and stating that it will enjoin the enforcement of section 533(b) against NYNEX and its subsidiaries within the NYNEX service area. The Department of Justice is expected to appeal.



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Form 8-K              New England Telephone and Telegraph Company
December 8, 1994




                         SIGNATURES



     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                       New England Telephone and Telegraph Company




                              By   Morrison DeS. Webb
                                   Morrison DeS. Webb
                                    Vice President,
                              General Counsel and Secretary

















December 22, 1994